UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 2022

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	87-3916363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Rose Avenue, Suite 200, North Bethesda, Maryland	20852-4041
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: 301/998-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest $.01 par value per share, with associated Common Share Purchase Rights	FRT	New York Stock Exchange
Depositary Shares, each representing 1/1000 of a share of 5.00% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share	FRT-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously disclosed, on December 2, 2021, the company formerly known as Federal Realty Investment Trust, a Maryland real estate investment trust (“Old FRT”), entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”) with the company formerly known as FRT Holdco REIT, which was a Maryland real estate investment trust and wholly-owned subsidiary of Old FRT (“Holdco”), and FRT Merger Sub REIT, which was a Maryland real estate investment trust and wholly-owned subsidiary of Holdco (“Merger Sub”). The purpose of the transactions contemplated by the Merger Agreement was for Old FRT to implement a corporate reorganization into a new holding company structure commonly referred to as an Umbrella Partnership Real Estate Investment Trust, or UPREIT (the “Reorganization”).

Effective on January 1, 2022, pursuant to the Merger Agreement, Merger Sub merged with and into Old FRT, with Old FRT being the surviving entity and becoming a wholly-owned subsidiary of Holdco (the “Merger”). In connection with the Merger, Old FRT’s name was changed to Federal Realty Interim Real Estate Investment Trust, and Holdco’s name was changed to Federal Realty Investment Trust. In this Current Report, we refer to Holdco after the Merger as “New FRT.”

Also pursuant to the Merger Agreement, Old FRT expects to convert from a Maryland real estate investment trust into a Delaware limited partnership known as Federal Realty OP LP effective as of January 4, 2022 (the “Partnership Conversion”). In this Current Report, we refer to Old FRT after the effectiveness of the Partnership Conversion as the “Partnership.”

The purpose of this Current Report on Form 8-K is to disclose matters in connection with the completion of the Merger and to provide notice pursuant to Rule 12g-3(f) under the Securities Exchange Act of 1934 (the “Exchange Act”) that, following the Merger, New FRT became the successor issuer to Old FRT. More specifically, pursuant to Exchange Act Rule 12g-3(a), the New FRT Common Shares and New FRT Series C Depositary Shares (as each such term is defined below) issued in connection with the Merger are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth above under Explanatory Note is incorporated hereunder by reference.

Merger

As disclosed above, the Merger became effective on January 1, 2022. The Merger, which was unanimously approved by Old FRT’s board of trustees on December 2, 2021, was conducted in accordance with Section 3-106.2 of the Maryland General Corporation Law and Section 501.1(c)(6) of the Maryland REIT Law. Accordingly, the Merger did not require the approval of Old FRT’s shareholders, and the Merger did not give rise to statutory dissenters’ rights. The Merger is expected to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and Old FRT’s shareholders are not expected to recognize gain or loss for federal income tax purposes as a result of the Merger. Following the Merger, New FRT intends to qualify as a real estate investment trust for federal income tax purposes (a “REIT”).

Treatment of Outstanding Shares in the Merger

At the effective time of the Merger (the “Merger Effective Time”), (a) the separate existence of Merger Sub ceased; (b) each outstanding common share of beneficial interest, par value $.01 per share, of Old FRT (“Old FRT Common Shares”), converted on a share for share basis into a common share of beneficial interest, par value $.01 per share, of New FRT (“New FRT Common Shares”); (c) each outstanding Series 1 preferred share of beneficial interest, par value $.01 per share, of Old FRT (“Old FRT Series 1 Preferred Shares”), was converted on a share for share basis into a Series 1 preferred share of beneficial interest, par value $.01 per share, of New FRT (“New FRT Series 1 Preferred Shares”); (d) each outstanding Series C preferred share of beneficial interest, par value $.01 per share, of Old FRT (“Old FRT Series C Preferred Shares”), was converted on a share for share basis into a Series C preferred share of beneficial interest, par value $.01 per share, of New FRT (“New FRT Series C Preferred Shares”); and (e) each outstanding depositary share representing interests in the Old FRT Series C Preferred Shares (the “Old FRT Series C Depositary Shares”) was deemed to represent interests in the New FRT Series C Preferred Shares (the “New FRT Series C Depositary Shares”).

As a result, each shareholder of Old FRT immediately before the Merger Effective Time owned, immediately after the Merger Effective Time, common shares, preferred shares and depositary shares of New FRT in the same amounts and percentages as such shareholder owned in Old FRT immediately before the Merger Effective Time. The Amended and Restated

Declaration of Trust of New FRT and Amended and Restated Bylaws of New FRT from and after the Merger Effective Time are substantially identical to the declaration of trust and bylaws of Old FRT immediately before the Merger Effective Time. Accordingly, each New FRT Common Share, New FRT Series 1 Preferred Share and New FRT Series C Preferred Share has the same designations, rights, powers and preferences, and the same qualifications, limitations, restrictions and other terms as the corresponding Old FRT Common Shares, Old FRT Series 1 Preferred Shares and Old FRT Series C Preferred Shares, respectively, immediately prior to the Merger Effective Time.

The conversion of Old FRT’s shares into New FRT’s shares in connection with the Merger occurred without an exchange of share certificates. Any certificates representing outstanding Old FRT Common Shares, Old FRT Series 1 Preferred Shares or Old FRT Series C Preferred Shares are deemed to represent the same number and type of shares of New FRT. The New FRT Common Shares will trade on the New York Stock Exchange (the “NYSE”) on an uninterrupted basis under the symbol “FRT,” which is the same symbol formerly used for the Old FRT Common Shares, and under the new CUSIP number of 313745101. The New FRT Series C Depositary Shares will trade on the NYSE on an uninterrupted basis under the symbol “FRT/PC,” which is the same symbol formerly used for the Old FRT Series C Depositary Shares, under the new CUSIP number of 313745200.

Dividends

As previously disclosed on November 4, 2021, the board of trustees of Old FRT declared a quarterly dividend on: (a) Old FRT Common Shares of $1.07 per common share (the “Common Dividend”) payable on January 18, 2022 (the “Dividend Payment Date”) to shareholders of record on January 3, 2022 (the “Dividend Record Date”); and (b) Old FRT Series C Depositary Shares of $0.3125 per depositary share (the “Series C Dividend”) payable on the Dividend Payment Date to holders of record on the Dividend Record Date. Old FRT’s board of trustees also declared a quarterly dividend payment on the Old FRT Series 1 Preferred Shares of $0.338562 per preferred share (the “Series 1 Dividend”) payable on the Dividend Payment Date to shareholders of record on the Dividend Record Date. New FRT will pay the Common Dividend on the Dividend Payment Date to common shareholders of New FRT who are shareholders of record of New FRT Common Shares on the Dividend Record Date. New FRT will also pay on the Dividend Payment Date the Series C Dividend and the Series 1 Dividend to holders of record of New FRT Series C Depositary Shares and New FRT Series 1 Preferred Shares, as applicable, on the Dividend Record Date.

Outstanding Equity Plans, Awards and Related Arrangements

At the Merger Effective Time, pursuant to an Omnibus Assignment, Assumption and Amendment entered into between Old FRT and New FRT (the “Omnibus Assignment”), Old FRT assigned to New FRT, and New FRT assumed from Old FRT, all of Old FRT’s rights and obligations under (i) the Federal Realty Investment Trust 2020 Performance Incentive Plan and all outstanding awards and award agreements thereunder; (ii) the Federal Realty Investment Trust 2007 Employee Share Purchase Plan; (iii) Old FRT’s Dividend Reinvestment and Share Purchase Plan; (iv) any other plans, policies, agreements and commitments of Old FRT in effect as of immediately before the Merger Effective Time with respect to the issuance of capital shares of Old FRT, as compensation or otherwise, to employees, trustees or other persons; (v) the partnership and limited liability company agreements governing certain downREIT and other subsidiaries and any registration rights agreements entered into in connection therewith; (vi) all of Old FRT’s obligations with respect to any dividends or other distributions to Old FRT’s shareholders that were declared by Old FRT but not paid prior to the Merger Effective Time; and (vii) the Deposit Agreement dated as of September 29, 2017 by and among Old FRT, American Stock Transfer & Trust Company, LLC, as depositary, and all holders from time to time of depositary receipts issued thereunder. From and after the Merger Effective Time, all documentation pertaining to the foregoing will be deemed amended as necessary to provide that references to Old FRT therein shall be read to refer to New FRT. The Omnibus Assignment is attached hereto as Exhibit 10.1.

Amendments to Loan Agreements

At the Merger Effective Time, Old FRT entered into (i) the Second Amendment to its Amended and Restated Credit Agreement, dated as of July 25, 2019, by and among Old FRT, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders and other financial institutions party thereto (the “Credit Agreement”), and (ii) the Second Amendment to its Term Loan Agreement, dated May 6, 2020, among Old FRT, as borrower, PNC Bank, National Association, as administrative agent, and the lenders and other financial institutions party thereof (the “Term Loan Agreement” and such amendments in items (i) and (ii), collectively the “Amendments”). Among other things, the Amendments give effect to or otherwise take account of, and provide the consent of the applicable lenders to, the Merger and the Partnership Conversion, as applicable. As described above, the Partnership, as successor to Old FRT following the Partnership Conversion, will remain the borrower under both the Credit Agreement and the Term Loan Agreement. Neither New FRT nor the General Partner (as defined below) are expected to guarantee the Partnership’s obligations under either the Credit Agreement or the Term Loan Agreement at this time.

The foregoing summary of the Amendments does not constitute a complete description of, and is qualified in its entirety by reference to, the terms and conditions of the Amendments, which are attached hereto as Exhibits 10.2 and 10.3.

Partnership Conversion

As disclosed above, the Partnership Conversion is expected to become effective on January 4, 2022. Federal Realty GP LLC, a Delaware limited liability company (the “General Partner”), will be the sole general partner of the Partnership. New FRT owns 100% of the limited liability company interests of, is the sole member of and will exercise exclusive control over the General Partner. New FRT will initially be the sole limited partner of the Partnership

Following the Reorganization, including both the Merger and the Partnership Conversion, the business, management and trustees of New FRT immediately following the Reorganization will be identical to the business, management and trustees of Old FRT immediately before the Reorganization, except that we expect to conduct the business of the company exclusively through the Partnership. The consolidated assets and liabilities of New FRT immediately following the Reorganization will be identical to the consolidated assets and liabilities of Old FRT immediately before the Reorganization. None of the properties owned by Old FRT or its subsidiaries or any interests therein have been or will be transferred as part of the Reorganization. All material indebtedness of Old FRT immediately prior to the Reorganization is expected to be indebtedness of the Partnership after the Reorganization. The Partnership is expected to remain the borrower under Old FRT’s $1.0 billion revolving credit facility and $300 million term loan, and the Partnership will remain the obligor under all of Old FRT’s outstanding senior notes and debentures. New FRT is not expected to have material assets or liabilities other than through its investment in the Partnership.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, Old FRT notified the NYSE that the Merger had been completed. As noted above, the New FRT Common Shares will trade on the NYSE on an uninterrupted basis under the symbol “FRT,” which is the same symbol formerly used for the Old FRT Common Shares, and under the new CUSIP number of 313745101. The New FRT Series C Depositary Shares will trade on the NYSE on an uninterrupted basis under the symbol “FRT/PC,” which is the same symbol formerly used for the Old FRT Series C Depositary Shares, under the new CUSIP number of 313745200. The NYSE is expected to file with the Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist the Old FRT Common Shares and Old FRT Series C Depositary Shares from the NYSE and to deregister the Old FRT Common Shares and Old FRT Series C Depositary Shares under Section 12(b) of the Exchange Act. Old FRT intends to file with the Commission a certificate on Form 15 requesting that the Old FRT Common Shares and Old FRT Series C Depositary Shares be deregistered under the Exchange Act, and that Old FRT’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except (i) to the extent of the succession of New FRT to the Exchange Act Section 12(b) registration and reporting obligations of Old FRT as noted above under Explanatory Note and (ii) with respect to Old FRT’s (now the Partnership’s) outstanding senior notes and debentures).

Following the Reorganization, including both the Merger and the Partnership Conversion, we expect each of New FRT and the Partnership to have a separate Exchange Act reporting obligation. We expect New FRT and the Partnership to file combined quarterly reports on Form 10-Q and annual reports on Form 10-K beginning with the quarterly report filed with respect to the fiscal quarter ending March 31, 2022. New FRT expects to make filings with the Commission under Old FRT’s prior CIK (0000034903), and the Partnership will make filings with the Commission under a new CIK (0001901876).

Item 3.03	Material Modification of Rights of Securityholders.

The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 above is incorporated hereunder by reference.

Item 5.01	Changes in Control of the Registrant.

The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 above is incorporated hereunder by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 above is incorporated hereunder by reference.

As noted above, the management and board of trustees of New FRT immediately after the Merger is identical to the management and board of trustees of Old FRT immediately before the Merger. The executive officers of Old FRT immediately before the Merger serve in the same positions and hold the same titles with New FRT immediately after the Merger and will do the same with respect to the Partnership after the Partnership Conversion.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 above is incorporated hereunder by reference.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K may be forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include statements regarding the intent, belief or current expectations of FRT and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Certain risks and uncertainties may cause our actual results to differ materially from those presented in our forward-looking statements, such as the risk that changes in legislation or regulations may change the tax consequences of the Reorganization, the risk that the Partnership Conversion may not become effective on the expected date or at all, as well as other risks and uncertainties identified as risk factors or otherwise included in our annual report on Form 10-K filed with the SEC on February 11, 2021. Given these uncertainties, readers are cautioned not to place undue reliance on forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Merger Agreement and Plan of Reorganization, dated December 2, 2021, by and among FRT, New FRT and Merger Sub (previously filed as Exhibit 2.1 to Old FRT’s Current Report on Form 8-K filed on December 2, 2021 and incorporated herein by reference).

3.1	Amended and Restated Declaration of Trust of New FRT.

3.2	Articles of Amendment to Amended and Restated Declaration of Trust of New FRT.

3.3	Amended and Restated Bylaws of New FRT.

3.4	Articles of Merger

10.1	Omnibus Assignment, Assumption and Amendment entered into between Old FRT and New FRT.

10.2	Second Amendment to Amended and Restated Credit Agreement and Consent, dated as of January 1, 2022, by and among Old FRT, as borrower, each of the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent.

10.3	Second Amendment to Term Loan Agreement and Consent, dated as of January 1, 2022, by and among Old FRT, as borrower, each of the lenders party thereto and PNC Bank, National Association, as administrative agent.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: January 3, 2021	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary